Exhibit 1

JOINT FILING AGREEMENT

February 14, 2020

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to (i) the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Class A common stock of BRP Group, Inc., par value $0.01 per share, and (ii) that this Joint Filing Agreement be included as an exhibit to such joint filing, provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness and accuracy of the information concerning the other persons making the filing unless such person knows or has reason to believe such information is inaccurate.

The Joint Filing Agreement may be executed in any number of counterparts all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

L. LOWRY BALDWIN

By:	/s/ L. Lowry Baldwin
Name: L. Lowry Baldwin

BALDWIN INSURANCE GROUP HOLDINGS, LLC

By:	/s/ L. Lowry Baldwin
Name: L. Lowry Baldwin
Title: Manager

MILLENNIAL SPECIALTY HOLDCO, LLC

By:	/s/ James M. Roche
Name: James M. Roche
Title: Managing Partner

ELIZABETH H. KRYSTYN

By:	/s/ Elizabeth H. Krystyn
Name: Elizabeth H. Krystyn

ELIZABETH H. KRYSTYN 2019 GRANTOR RETAINED ANNUITY TRUST I DATED SEPTEMBER 30, 2019

By:	/s/ Elizabeth H. Krystyn
Name: Elizabeth H. Krystyn
Title: Sole Trustee

ELIZABETH H. KRYSTYN 2019 GRANTOR RETAINED ANNUITY TRUST II DATED SEPTEMBER 30, 2019

By:	/s/ Elizabeth H. Krystyn
Name: Elizabeth H. Krystyn
Title: Sole Trustee

LAURA R. SHERMAN

By:	/s/ Laura R. Sherman
Name: Laura R. Sherman

LAURA R. SHERMAN GRAT 2019-1 DATED SEPTEMBER 30, 2019

By:	/s/ Laura R. Sherman
Name: Laura R. Sherman
Title: Sole Trustee

LAURA R. SHERMAN GRAT 2019-2 DATED SEPTEMBER 30, 2019

By:	/s/ Laura R. Sherman
Name: Laura R. Sherman
Title: Sole Trustee

TREVOR L. BALDWIN

By:	/s/ Trevor L. Baldwin
Name: Trevor L. Baldwin

KRISTOPHER A. WIEBECK

By:	/s/ Kristopher A. Wiebeck
Name: Kristopher A. Wiebeck

KRISTOPHER A. WIEBECK 2019 GRANTOR RETAINED ANNUITY TRUST DATED SEPTEMBER 30, 2019

By:	/s/ Kristopher A. Wiebeck
Name: Kristopher A. Wiebeck
Title: Sole Trustee

JOHN A. VALENTINE

By:	/s/ John A. Valentine
Name: John A. Valentine

JOHN A. VALENTINE 2019 GRANTOR RETAINED ANNUITY TRUST DATED SEPTEMBER 30, 2019

By:	/s/ John A. Valentine
Name: John A. Valentine
Title: Sole Trustee

DANIEL GALBRAITH

By:	/s/ Daniel Galbraith
Name: Daniel Galbraith

BRADFORD L. HALE
By:	/s/ Bradford L. Hale
Name: Bradford L. Hale

JOSEPH D. FINNEY
By:	/s/ Joseph D. Finney
Name: Joseph D. Finney

CHRISTOPHER J. STEPHENS
By:	/s/ Christopher J. Stephens
Name: Christopher J. Stephens

JAMES ROCHE
By:	/s/ James M. Roche
Name: James M. Roche

HIGHLAND RISK SERVICES LLC
By:	/s/ Brian Daly
Name: Brian Daly
Title: President

BRIAN DALY
By:	/s/ Brian Daly
Name: Brian Daly